UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:December 2005

Independence Air, Inc.
MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2
Balance Sheet	MOR-3
Status of Postpetition Taxes	MOR-4
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5
Debtor Questionnaire	MOR-5

In FLYi, Inc., et al., the following certification is filed with the Debtors' monthly operating reports and set forth on a single page:

A. Bank Reconciliation Certification
The undersigned verifies that, to the best of my knowledge, all of the Debtors' December 2005 bank balances have been reconciled in an accurate and timely manner.

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

David W. Asai	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:November 2005
Independence Air, Inc.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.
Copies of the bank statements, bank reconciliations, and the cash disbursements journal are available upon request. All accounts are reconciled.

			BANK ACCOUNTS			CURRENT MONTH	CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	RESTRICTED CASH	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	$27,286,330	$728,381	$8,492,411	$21,225,152	$ 208,643	$57,940,916	$51,910,064

RECEIPTS
FLYi Sales	27,047,334				115,376	27,162,710	55,647,377
Charter	202,186					202,186	202,186
A319 Related Credits						0	134,000
Account Transfers	6,699,217	10,802,793	2,667,865			20,169,875	31,052,658
Other	852,703					852,703	2,006,003

TOTAL RECEIPTS	34,801,440	10,802,793	2,667,865	0	115,376	48,387,474	89,042,224

DISBURSEMENTS
AP	2,732,870					2,732,870	3,305,601
Payroll Account	10,802,793	7,266,352				18,069,145	23,046,241
Payroll Taxes	2,272,623					2,272,623	4,193,825
9/11, PAX Screening, & Excise Taxes	3,285,936					3,285,936	6,953,994
Benefits	1,856,981					1,856,981	3,518,082
Insurance	279,338					279,338	296,062
Fuel	6,626,083					6,626,083	14,561,186
Power by the Hour / Reserves	572,684					572,684	717,684
Aircraft Payments						0	0
A319 Purchase Deposits						0	0
MWAA	1,653,795					1,653,795	2,684,981
CLC	201,678					201,678	359,368
FLYi, Inc						0	0
GE holdover rents settlement						0	0
GE Loan						0	0
Trident/BAE loans						0	0
BK professional fees						0	0
GKV Advertising						0	0
Upstream	168,214					168,214	228,673
Bombardier						0	0
Account Transfers	2,567,865	2,600,000	3,760,446	438,771	22,894	9,389,977	20,963,956
Other	840,312				103	840,415	1,743,982

TOTAL DISBURSEMENTS	33,861,171	9,866,352	3,760,446	438,771	22,997	47,949,737	82,573,635

NET CASH FLOW	940,269	936,441	(1,092,581)	(438,771)	92,379	437,737	6,468,589
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	$28,226,599	$1,664,822	$7,399,830	$20,786,381	$301,022	$58,378,653	$58,378,653

            THE FOLLOWING SECTION MUST BE COMPLETED
                DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$47,949,737
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	NA
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	NA
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$47,949,737
FORM MOR-1
 (9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:December 2005
Independence Air, Inc.
STATEMENT OF OPERATIONS
(Income Statement)
     The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Operating revenue
Passenger	$22,479,142	$43,487,823
FIM/pricing adjustments	-	-
Adjusted passenger revenue	22,479,142	43,487,823

Freight and mail	-	-
ID passenger	(968)	(968)
Charter	-	91,694
Inflight Sales	29,905	74,836
Other revenue	1,326,074	2,401,221
Total other revenue	1,355,011	2,566,783

Total operating revenues	23,834,153	46,054,606
OPERATING EXPENSES
Operating expenses
Insider Compensation*	140,015	244,296
Wages	4,599,179	11,329,789
Fringes and benefits	2,227,766	3,660,763
Profit sharing	-	-
Aircraft fuel	9,327,603	18,443,291
Aircraft maintenance and materials	2,151,393	3,590,026
Aircraft rentals	5,762,019	11,667,148
Traffic commissions	353,952	827,783
CRS fees	167,239	374,988
Facilities rents	2,854,595	5,317,112
Landing fees	904,337	1,643,903
Depreciation and amortization	1,422,646	2,499,785
Other (schedule attached to MOR2CONT)	1,019,485	4,238,732
Impairment of long-lived assets	-	-
Loss on sale of aircraft	-	-
Retirement and restructuring charge (See note on MOR-3)	5,381,402	5,167,031
Total operating expense	36,311,631	69,004,647

Net operating income (loss)	(12,477,478)	(22,950,041)
Net Profit (Loss) Before Other Income & Expenses	(12,477,478)	(22,950,041)
OTHER INCOME AND EXPENSES
Other (income) expense
Interest income	(340,320)	(609,088)
Interest expense	(238,119)	402,306
Government compensation	-	-
Other misc	56	3,747
Total other (income) expense	(578,383)	(203,035)
Net Profit (Loss) Before Reorganization Items	(11,899,095)	(22,747,006)
REORGANIZATION ITEMS
Professional Fees	1,056,261	2,188,500
U. S. Trustee Quarterly Fees	0	0
Interest Earned on Accumulated Cash from Chapter 11	0	0
Gain (Loss) from Sale of Equipment	922	922
Other Reorganization Expenses (attach schedule)	0	0
Total Reorganization Expenses	1,057,183	2,189,422
Income Taxes	20,067	20,067
Net Profit (Loss)	($12,976,345)	($24,956,495)
 *"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-2
(9/99)
               In re FLYi, Inc., et. al.
               Case No. 05-20011 (MFW)
               Reporting Period:December 2005

Independence Air, Inc.
STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date

Other Operational Expenses
Summary of Other Expenses:

Crew accommodations	$294,917	$538,585
Advertising	(1,463,967)	(1,155,879)
Glycol	(366,180)	(308,244)
Property taxes	68,400	283,120
Bussing	-	-
Hull insurance	118,671	234,566
Passenger supplies	26,673	50,070
Travel	52,979	146,026
Telecommunications	191,474	443,278
Passenger insurance	269,879	479,242
Passenger screening	161,728	297,196
Ground handling	70,394	437,287
Ground property equipment	22,712	57,677
Law enforcement	28,542	35,883
Beverage service	59,133	103,940
Liquor service	20,819	26,537
Reproduction expenses	71,057	110,681
Publicity	3,336	6,298
Uniforms	12,896	14,685
Office supplies	4,486	7,147
Moving	-	-
Miscellaneous	353,497	401,599
Legal	(82,929)	8,031
Accounting	(40,114)	83,997
Software rental / MIS	120,896	192,136
Directors fees	30,250	45,250
Additional services	317,378	317,378
Other insurance	94,747	278,830
Training	374,305	622,125
Bad debt	34,193	50,506
Passenger claims	64,026	232,477
Parking	60,500	114,259
Utilities	25,130	36,816
Freight	13,119	31,316
Recruiting	-	-
Company Events	33	129
Misc other	-	-
Gain/Loss on Assets	-	-
Corporate filing fees	6,507	15,787

Total other operating expenses	$1,019,485	$4,238,732

FORM MOR-2 (CON'T)
(9/99)
In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:December 2005

Independence Air, Inc.
BALANCE SHEET

                The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Cash and cash equivalents	$17,893,281	$8,438,993.84
Short term investments	16,752,756	20,581,561
Restricted cash	18,863,290	36,274,680
Accounts receivable, net	97,267,871	15,773,490
Expendable parts and fuel inventory, net	3,009,591	14,467,877
Prepaid expenses and other current assets	14,006,544	36,787,106
Assets held for sale	-	(1)
Deferred tax asset	(1)	(1)
TOTAL CURRENT ASSETS	$167,793,332	$132,323,705
OTHER ASSETS
Restricted Cash	$19,685,375	$20,455,434
Long term investments	-	-
Property and equip., net of depreciation	30,748,701	161,493,590
Intangible assets, net of accumulated amortization	170,625	170,625
Debt issuance costs, net of accumulated amortization	-	4,518,707
Aircraft deposits	10,800,000	22,412,000
Long Term deferred tax asset	-	-
Other assets	1,947,267	7,685,603
TOTAL OTHER ASSETS	$63,351,968	$216,735,959

TOTAL ASSETS	$231,145,300	$349,059,665

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Accounts payable	1,543,024	-
Notes payable	-	-
Air traffic liability	12,986,338	-
Accrued liabilities	14,859,788	-
Deferred revenue current	-	-
Long-term debt, less current portion	-	-
Intercompany Loan Payable	-	-
Capital lease obligations, less current portion	-	-
Deferred credits, net	-	-
Deferred tax liability	-	-
Other Long Term Liabilities	-	-
Amounts Due to Insiders*	30,000	-
TOTAL POSTPETITION LIABILITIES	$29,419,150	$0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	3,018,410	168,649,600
Priority Debt	218,737	3,173,302
Unsecured Debt	417,663,088	317,204,684
Other accruals related to prepetition obligations that have not been invoiced	41,923,024	121,659,469
TOTAL PRE-PETITION LIABILITIES	$462,823,258	$610,687,054

TOTAL LIABILITIES (See note below)	$492,242,408	$610,687,054
OWNER EQUITY
Capital Stock	-	-
Additional Paid-In Capital	-	-
Treasury Stock	7,435,000	7,435,000
Owner's Equity Account	-	-
Retained Earnings (Deficit) - Pre-Petition	(243,575,613)	(269,062,389)
Retained Earnings (Deficit) - Postpetition	(24,956,495)	-
Adjustments to Owner Equity (attach schedule)	-	-
Postpetition Contributions (Distributions) (Draws) (attach schedule)		-
NET OWNER EQUITY	($261,097,108)	($261,627,389)

TOTAL LIABILITIES AND OWNERS' EQUITY	$231,145,300	$349,059,665
 *"Insider" is defined in 11 U.S.C. Section 101(31).
MOR-3
(9/99)

Note:      The Liabilities above do not include (i) any amounts associated with liability for aircraft for the period from the Petition Date through Jan. 5, 2006 or (ii) any estimated
                amounts for  claims related to the Debtors' rejection of operating and aircraft leases or other agreements.    In addition, the Liabilities Subject to Compromise (Pre-Petition)
                above do not include the asserted secured liability associated with returned aircraft and aircraft equipment.  A corresponding reduction has been made to the Other Assets (Property and equip., net of depreciation) above in recognition of the returned aircraft and aircraft equipment.

                In re FLYi, Inc., et. al.
               Case No. 05-20011 (MFW)
               Reporting Period:December 2005
Independence Air, Inc.
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Photocopies of tax returns filed during the reporting period are available upon request.

Federal	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. of EFT	Ending Tax Liability
Withholding	72,356	1,019,952	789,178	*	*	303,130
FICA-Employer & Employee	409,749	1,184,773	1,075,859			518,663
Unemployment	2,160	30,129	0			32,289
Income	0	0	0			0
Other:_________________	0	0	0			0
Total Federal Taxes	484,265	2,234,854	1,865,037			854,082
State and Local
Withholding	148,162	380,929	422,711			106,380
Sales	(115)	159	44			0
Excise	0					0
Unemployment	5,490	15,724	502			20,712
Real Property	0					0
Personal Property	203,740	68,400				272,140
Corporate	0	19,006				19,006
Municipal income taxes	5,791	3,575	912			8,454
Total State and Local	363,068	487,793	424,169			426,692

Total Taxes	847,333	2,722,647	2,289,206			1,280,774

All income taxes above include pre and post petition amounts as the Company received approval to pay these taxes pursuant to first day orders.
* For all line items, detail is available upon request.

SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable is available upon request.
	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	1,224,181	282,155	31,412	5,276		1,543,024
Wages Payable	3,844,938					3,844,938
Taxes Payable	1,176,806	103,968				1,280,774
Rent/Leases-Buildings, Airports, etc	194,479	322,273				516,752
Secured Debt/Adequate Protection Payments						0
Professional Fees	161,169					161,169
Amounts Due to Insiders*	30,000					30,000
Other:__________________________						0
Other:__________________________						0
Total Postpetition Debts	6,631,574	708,396	31,412	5,276	0	7,376,658

            Explain how and when the Debtor intends to pay any past-due postpetition debts.

               The debtor continues to reconcile certain post-petition expenses and anticipates paying certain post-petition obligations in due course or pursuant to the terms of a Chapter 11 plan.

               *"Insider" is defined in 11 U.S.C. Section 101(31).
FORM MOR-4
(9/99)

In re FLYi, Inc., et. al.
Case No. 05-20011 (MFW)
Reporting Period:December 2005
Independence Air, Inc.
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	390,288
+ Amounts billed during the period	50,878
- Amounts collected during the period	-47,615
Total Accounts Receivable at the end of the reporting period	393,551

Accounts Receivable Aging	Amount
0 - 30 days old	101,769
31 - 60 days old	125,377
61 - 90 days old	8,978
91+ days old	157,427
Total Accounts Receivable	393,551
Amount considered uncollectible (Bad Debt)	100,000	(estimate)
Accounts Receivable (Net)	293,551

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of		x
business this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in	x
possession account this reporting period? If yes, provide an explanation below.
FLYi, Inc. et. al. received court authority to continue utilizing their existing bank accounts.
3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.		x
*IL Sales & Use tax return - due on 12/20/05, filed and paid late on 12/31/05.
*Washington State fuel tax due on 12/20/05, filed in 1/06.
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x
FORM MOR-5
(9/99)